UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                    KSW, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table  below per  Exchange Act Rules  14a-6(i)(1) and 0-11.

          1)   Title of each  class  of securities to which transaction applies:

          2)   Aggregate  number  of  securities  to  which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                                    KSW, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             to be held May 6, 2008

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of KSW, Inc., a Delaware corporation (the "Company"), will be held on May 6, 2008, at 2:00 p.m., New York time, at the Crowne Plaza Hotel, LaGuardia Airport, Queens, New York, for the following purposes:

    1. to elect two Class I Directors to serve until 2011, or until their successors shall have been duly elected and qualified ("Proposal 1"); and

    2. to ratify the appointment of J.H. Cohn LLP as independent auditors of the Company for the fiscal year ending December 31, 2008 ("Proposal 2"); and

    3. to ratify the adoption of the 2007 Stock Option Plan of KSW, Inc. adopted by the Board of Directors on May 8, 2007 ("Proposal 3"); and

    4. to transact such other business as may properly come before the meeting or any adjournment thereof.

    Stockholders of record at the close of business on April 3, 2008 will be entitled to notice of and to vote at the meeting and any adjournments.

    All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, in order that as many shares as possible may be represented at the meeting. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card.

                                                             Sincerely,

                                                             James F. Oliviero
                                                             General Counsel

Long Island City, New York
Dated: April 3, 2008

                                    KSW, INC.
                                37-16 23rd Street
                        Long Island City, New York 11101
                                 (718) 361-6500

                                   ----------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                   May 6, 2008

                                    ---------

                               GENERAL INFORMATION

General

The accompanying proxy is solicited by and on behalf of the Board of Directors of KSW, Inc., a Delaware corporation (the "Company"), to be voted at the 2008 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Crowne Plaza Hotel, LaGuardia Airport, Queens, New York, on May 6, 2008, at 2:00 p.m., New York time, and at any and all adjournments thereof. The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting to Stockholders.

Cost of Solicitation

The cost of solicitation will be borne by the Company. This proxy statement and the accompanying proxy are first being sent to the stockholders of the Company on or about April 11, 2008. A copy of the Company's 2007 Annual Report on Form 10-K is enclosed herewith.

Stockholders Entitled to Vote

Pursuant to the By-Laws of the Company, the Board of Directors has fixed the time and date for the determination of stockholders entitled to notice of and to vote at the meeting as of the close of business on April 3, 2008. Accordingly, only stockholders of record on such date and at such time will be entitled to vote at the meeting, notwithstanding any transfer of any stock on the books of the Company thereafter.

At the close of business on March 4, 2008, the Company had outstanding 6,271,924 shares of Common Stock, $.01 par value per share (the "Common Stock"), each of which entitled the holder to one vote. There were no issued shares held by the Company in its treasury.

Required Vote

The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the meeting and which has actually been voted is required for the election of each director. For all other matters, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter and which has actually been voted is required for approval. Proxies marked as abstaining (including proxies containing "broker non-votes") on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. A "broker non-vote" occurs when a broker holds shares of Common Stock for a beneficial owner and does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. If a quorum is present, abstentions will have no effect on the election of directors or the proposals for the ratification of the reappointment of auditors and the ratification of the adoption of the 2007 Stock Option Plan.

A proxy may be revoked by the stockholder at any time prior to its being voted. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Secretary of the Company of a written notice of revocation, or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

If a proxy is properly signed and is not revoked by the stockholder, the shares it represents will be voted at the meeting in accordance with the instructions of the stockholder. If the proxy is signed and returned without specifying choices, the shares will be voted in favor of the election as director of the nominees listed in Proposal 1, in favor of Proposals 2 and 3 and as recommended by the Board of Directors with regard to all other matters, or if no such recommendation is given, in the proxies' own discretion. Votes are tabulated at the Annual Meeting by inspectors of election.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of the Common Stock as of March 4, 2008 by (i) those persons who were known by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock, (ii) each of the Company's directors and nominees, (iii) each executive officer of the Company named in the table set forth below under "Compensation of Executives" and (iv) all of the Company's directors and executive officers as a group. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable. Unless otherwise indicated, the address of each person named in the table below is c/o KSW, Inc., 37-16 23rd Street, Long Island City, New York 11101.

                                                    Number of            Percentage
Name of Beneficial Owner                             Shares              Ownership
-----------------------------------------          -----------          ------------
Floyd Warkol                                         758,300(1)             11.8%
Meadow Lane
Purchase, NY 10577

Stanley Kreitman                                      21,000                   *
4 Chestnut Drive
East Hill, NY 11576

John A. Cavanagh                                      21,000(2)                *
222 Mill Dam Road
Centerport, NY 11721-0224

Innis O'Rourke, Jr.                                    6,550(3)                *
1 Horse Hollow Road
Locust Valley, NY 11560

Warren O. Kogan                                            0                   *
13345 S.E. 97th Terrace Road
Summerfield, FL 34491

Richard W. Lucas                                      14,000(4)                *

Vincent Terraferma

James F. Oliviero

All directors and executive officers                 820,850(5)             12.8%
as a group (8 persons)

                                                    Number of            Percentage
Name of Beneficial Owner                             Shares              Ownership
-----------------------------------------          -----------          ------------
Moab Capital Partners, LLC                           608,965(6)              9.7%
15 E. 62nd Street
New York, NY 10065

Nicusa Capital Partners, L.P.                        574,795(7)              9.2%
17 State Street, Suite 1650
New York, NY 10004

Allen & Company                                      328,125                 5.2%
711 Fifth Avenue
New York, NY 10022

*    Less than one percent.

(1) Includes 21,000 shares owned by the Floyd and Barbara Warkol Charitable Foundation, of which Mr. Warkol is a Trustee, as well as options to purchase 113,900 shares exercisable within 60 days.

(2)  Includes  options  to  purchase  7,001  shares exercisable  within 60 days.

(3)  Includes  options  to  purchase  5,500  shares  exercisable within 60 days.

(4)  Includes  options  to  purchase  7,001  shares  exercisable within 60 days.

(5)  Includes  options  to  purchase  133,402 shares exercisable within 60 days.

(6) According to a Schedule 13D/A filed by Moab Capital Partners, LLC on November 23, 2007, Moab Partners, L.P. is record owner of 608,965 shares of Common Stock. Moab Capital Partners, LLC, in its role as investment manager of Moab Partners, L.P., has sole voting and investment power over Moab Partners, L.P.'s security holdings, and Mr. Michael M. Rothenberg and Mr. David A. Sackler, in their roles as the managing members of Moab Capital Partners, LLC, control its voting and investment decisions; therefore, each of Moab Partners, L.P., Moab Capital Partners, LLC, and Messrs. Rothenberg and Sackler may be deemed to have beneficial ownership of the 608,965 Shares owned of record by Moab Partners, L.P.

(7) According to a Schedule 13G/A filed by Nicusa Capital Partners, L.P. on March 4, 2008, Nicusa Capital Partners, L.P. has sole voting and sole dispositive power over 574,795 shares of Common Stock.

                                 PROPOSAL NO. 1
                                 --------------

                              ELECTION OF DIRECTORS

General

The Certificate of Incorporation of the Company provides that the Company's business shall be managed by a Board of Directors of not less than three and not more than twelve, with the exact number fixed by the Board of Directors from time to time. There are currently five seats on the Board of Directors. The Board of Directors of the Company is divided into three classes: Class I, Class II and Class III. The directors in each class serve terms of three years each and until their successors are elected and qualified.

There are two positions on the Board of Directors to be voted upon. Under the Company's By-Laws, the terms of Class I Directors Stanley Kreitman and John A. Cavanagh expire on the date of the 2008 Annual Meeting. The independent directors of the Board of Directors have unanimously nominated both of them for a three-year term, expiring at the 2011 Annual Meeting. Proxies are only being solicited for these nominees.

The nominees have consented to being named in this Proxy Statement and to serve if elected. If a nominee becomes unable to accept nomination or election, the persons named in the proxy may vote for a substitute nominee selected by the Board of Directors. The Company's management, however, has no present reason to believe that any nominee will be unable to serve as director, if elected.

If a quorum is present and voting, the nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and broker non-votes are not counted in the election of directors.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES

Procedures for Stockholder Nominations for Directors

The By-Laws of the Company permit nominations of candidates for election to the Board of Directors to be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 calendar days prior to the meeting; provided, however, that in the event that public announcement of the date of the meeting is not made at least 75 calendar days prior to the date of the meeting, notice by the stockholder to be timely must be so received not later than the close of business on the 10th calendar day following the day on which public announcement is first made of the date of the meeting. To be in proper written form, such stockholder's notice must set forth or include (i) the name and address, as they appear on the Company's books, of the stockholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) a representation that the stockholder giving the notice is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the class and number of shares of stock of the Company owned beneficially and of record by the stockholder giving notice and by the beneficial owner, if any, on whose behalf the nomination is made; (iv) a description of all arrangements or understandings between or among any of (A) the stockholder giving the notice, (B) the beneficial owner on whose behalf the notice is given, (C) each nominee and (D) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving notice; (v) such other information regarding each nominee, and any other person or persons giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (the "SEC") had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (vi) the signed consent of each nominee to serve as a director of the Company if so elected. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director must furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. The presiding officer of the meeting for election of directors will, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by the Company's By-Laws, and if he or she should so determine, he or she will so declare to the meeting and the defective nomination will be disregarded. Notwithstanding the foregoing, a stockholder must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act").

Directors and Nominees

The following table sets forth certain information concerning the nominees for election as Class I Directors of the Company, and the continuing Class II Director and Class III Directors of the Company.

               Name                                   Age       Director Since
---------------------------------------------         ---       --------------
NOMINEES AS CLASS I DIRECTORS
TO SERVE UNTIL 2011

Stanley Kreitman ...........................          76             1999

John A. Cavanagh............................          72             2004

CONTINUING AS CLASS II DIRECTOR
TO SERVE UNTIL 2009

Innis O'Rourke, Jr .........................          86             2004

CONTINUING AS CLASS III DIRECTORS
TO SERVE UNTIL 2010

Floyd Warkol................................          60             1994

Warren O. Kogan.............................          81             2006

The Company is not aware of any family relationship between any director, nominee for director or executive officer of the Company.

Mr. Floyd Warkol has been principally employed as Chairman of the Board since December 15, 1995 and as President, Secretary and Chief Executive Officer of the Company and as Chairman and Chief Executive Officer of its subsidiary, KSW Mechanical Services, Inc. ("KSW Mechanical"), since January 1994.

Mr. Warren O. Kogan was appointed to the Board of Directors on March 10, 2006. He has been an arbitrator for the American Arbitration Association and is a construction and real estate private consultant. From 1990 to 2000 he was Executive Vice President of the Subcontractors Trade Association of New York City. From 1980 to 1990, he was President and Chief Executive Officer of H. Sand & Co., a major mechanical and HVAC contractor.

Mr. Stanley Kreitman was elected to the Board of Directors by the Company's stockholders on May 18, 1999 after having been appointed as a director by the other members of the Board of Directors effective February 18, 1999. Since 1994, Mr. Kreitman has been Chairman of Manhattan Associates, an investment firm, and currently is Chairman of the N.Y.C. Department of Corrections. He has been a senior advisor to Signature Bank from 2001 to present. He is a published author and lecturer on business investment matters. He is a member of the Board of Directors of Medallion Financial Corp. (NASDAQ), Capital Lease Finance, Inc.
(NYSE), CCA Industries, Inc. (AMEX), Geneva Mortgage Corp. (OTC), and Century Bank - Sarasota, Florida.

Mr. John A. Cavanagh was elected to the Board of Directors at the annual meeting of stockholders on May 10, 2005. He is a consultant to various construction and engineering companies, President of Cavanagh/Stewart International Inc., and John A. Cavanagh Consulting Services, Inc., both construction management firms, and President of American Fire Suppressant Products, Inc. Until September 2003, he was the Vice Chairman of AMEC Construction Management, Inc. (formerly known as Morse Diesel International), one of the largest construction management companies in the United States, where he was President and Chief Operating Officer. He is Chairman Emeritus of the Contractors' Association of Greater New York and Building Trades Employer's Association. He is also past Chairman and remains a member of the Board of Directors of the New York Building Congress. He is on the Board of Directors of The Edward J. Molloy Initiative for Construction Skills, Nontraditional Employment for Women, Visionary Vehicles, Inc., and the Elizabeth Ceton Pediatric Center.

Mr. Innis O'Rourke, Jr. was appointed to the Board of Directors on March 8, 2004 and elected at the annual meeting of stockholders, on May 10, 2005. He is an Arbitrator for the New York Stock Exchange and a consultant to the Village of Upper Brookville and the Old Brookville police department. In the past, he has sat on the Board of Directors of JWP, Inc., a multi-billion dollar construction corporation, and Greenpoint Savings Bank.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

Committees of the Board of Directors

The Board of Directors currently has, and appoints the members of, standing Audit and Compensation Committees. Each member of the Audit and Compensation Committees has been affirmatively determined to be an "independent director" by the Board of Directors in accordance with the rules and regulations of the NASDAQ Stock Market. ("NASDAQ") and the Exchange Act. Other than the payment of attendance fees, during 2007 there were no transactions, relationships or arrangements between the Company and any independent director. The members of each of the committees of the Board of Directors are as follows:

Audit Committee                     Compensation Committee
---------------                     ----------------------
Stanley Kreitman - Chair            John A. Cavanagh - Chair
Warren O. Kogan                     Stanley Kreitman
Innis O'Rourke, Jr.                 Warren O. Kogan

Audit Committee

The Audit Committee meets  with  the  Company's  independent  registered  public accounting firm and management to assure that all are carrying out their respective responsibilities. The Audit Committee is responsible for selecting, appointing and, as necessary, terminating the Company's independent registered public accounting firm, and reviews the performance and fees of the independent registered public accounting firm prior to appointing it. The Audit Committee also meets with the independent registered public accountants, without management present, to discuss the scope and results of their audit work, including the adequacy of internal controls and the quality of financial reporting. The independent registered public accountants have full access to the Audit Committee.

The Audit Committee met four times during the fiscal year ended December 31, 2007.

A written charter for the Audit Committee was approved by the Board of Directors effective May 11, 2000. An amended written charter was approved by the Board of Directors effective February 16, 2006.

The Board of Directors has determined that each of the members of the Audit Committee is "independent" under the listing standards of NASDAQ and under the independence criteria established by the SEC for audit committee members.

The Board of Directors has also determined that Mr. Kreitman is an "audit committee financial expert" as defined in Item 401(h)(2) of the SEC's Regulation S-K and is independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act.

The Audit Committee Charter was annexed as an appendix to the Company's Definitive Proxy Statement, dated April 7, 2006.

Compensation Committee

The Compensation Committee is responsible for the performance review and determining the compensation of the Chief Executive Officer, who in turn reviews the performance of each other member of senior management and determines their compensation levels. The Compensation Committee periodically reviews compensation levels for competitiveness and reasonableness as compared to industry peers and competitors. The Compensation Committee met twice during the fiscal year ended December 31, 2007. The Compensation Committee Charter was annexed as an appendix to the Company's Definitive Proxy Statement, dated April 3, 2007.

Nomination of Directors

Due to the size of the Board of Directors, the Company does not have a nominating committee to select director nominees. All nominees for director are selected based on a vote of the majority of the independent directors of the Board of Directors. The Board of Directors has determined that four of the current five members of the Board of Directors (Messrs. Cavanagh, Kogan, Kreitman and O'Rourke) are "independent directors" in accordance with the rules and regulations of NASDAQ. Only independent directors vote on Board of Director nominees.

The assessment by which the independent directors of the Board of Directors consider candidates for director is based upon various criteria, including having business experience on a management level with a company which issues audited financial statements, integrity and independence, demonstrated leadership ability, diverse perspectives and the ability to exercise sound business judgment. Nominees for directors should have the ability to read and understand financial statements. Candidates with construction industry or real estate experience and contacts are given special consideration. The Board of Directors also considers the candidate's reputation and standing in the business community, as well as participation in industry associations relevant to the Company's business.

In the case of incumbent directors whose terms of office are set to expire, the independent directors of the Board of Directors review such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Company during their term.

Consideration of new director nominee candidates typically involves a series of internal discussions, review of information concerning candidates and interviews with selected candidates. The independent directors identify potential candidates by recommendations from its members, Company management and stockholders, as well as by consulting with the Company's legal, financial and auditing professionals and with other members of the business community in general and the construction industry in particular. The Company does not pay fees to such professionals or third parties for any such assistance.

The independent directors of the Board of Directors will consider nominees for director recommended by stockholders provided the procedures set forth above under the heading "Procedures for Stockholder Nominations of Directors" are followed by stockholders in submitting recommendations. Stockholder nominations that comply with such procedures will be evaluated in the same manner (including using the same criteria as set forth above) and will receive the same consideration as nominees recommended by the independent directors of the Board of Directors.

Directors' Attendance at Meetings of the Board of Directors

The Board of Directors held a total of four quarterly meetings in 2007, which does not include actions by written consent or committee meetings. Each director serving during the fiscal year ended December 31, 2007 attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served.

Directors' Attendance at Annual Meetings of Stockholders

All members of the Board of Directors are required to attend the Company's Annual Meeting of Stockholders. All members of the Board of Directors serving as directors during the fiscal year ended December 31, 2007, attended the 2007 Annual Meeting of Stockholders.

Stockholder Communications with Directors

Stockholder communications to the Board of Directors may be sent by mail addressed to the Board of Directors generally, or to a member of the Board of Directors individually, c/o James F. Oliviero, Director of Investor Relations, KSW, Inc., 37-16 23rd Street, Long Island City, NY 11101. All communications so addressed will be immediately forwarded to the Board of Directors or the individual member of the Board of Directors, as applicable.

CODE OF ETHICS

The Company has adopted a written Code of Ethics (the "Code of Ethics") that applies to our directors, principal executive officer and principal financial and accounting officer. Copies of the Code of Ethics will be provided free of charge upon written request directed to the Company's Director of Investor Relations, at the Company's executive office.

AUDIT COMMITTEE REPORT

In accordance with SEC rules, the Audit Committee has prepared the following report:

As part of its ongoing activities, the Audit Committee has:

    o reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended December 31, 2007;

    o discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended; and

    o received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Stanley Kreitman
Innis O'Rourke, Jr.
Warren O. Kogan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised of three non-employee directors, Mr. Kogan, Mr. Kreitman and Mr. Cavanagh. None of the members of the Compensation Committee is or has been one of our officers or employees, and none of our executive officers served during 2007 on a board of directors of another entity which has employed any of the members of the Compensation Committee.

COMPENSATION DISCUSSION AND ANALYSIS

    General Philosophy. We compensate our senior management through a mix of base salary, bonus and equity compensation designed to be competitive with comparable employers and to align management's incentives with the long-term interests of our stockholders. Our compensation setting process consists of establishing targeted overall compensation for each senior manager and then allocating that compensation among base salary and incentive compensation. At the senior-most levels, we design the incentive compensation to reward company-wide performance through tying awards primarily to earnings growth. At lower levels, we design the incentive compensation to reward the achievement of specific operational goals within areas under the control of the relevant employees, although company-wide performance is also a factor.

    Base Salaries. We seek to provide our senior management with a level of assured cash compensation in the form of base salary that facilitates an appropriate lifestyle given their professional status and accomplishments. Members of the Compensation Committee of our Board of Directors have strong ties to the construction industry and are familiar with the compensation paid to senior construction industry executives in the New York City region. Using such knowledge, the Compensation Committee concluded that a base salary of $450,000 for 2007 was appropriate for our Chief Executive Officer. This salary was set in a written Employment Agreement, effective January 1, 2006, discussed further under "Employment Agreements" below. For 2007 we concluded that a base salary of $200,000 for 2007 was appropriate for the Chief Operating Officer of KSW Mechanical.

    Salaries of our Chief Financial Officer and General Counsel are based on their experience and ability to support and facilitate the achievement of company objectives. For 2007, their base salaries were $142,500 and $180,000, respectively.

    Bonuses. Our practice is to award cash bonuses based upon the achievement of performance objectives. For our Chief Executive Officer, his bonus for 2007, as provided by his written Employment Agreement, is an amount equal to 9.5% of our annual profits in excess of $250,000 before taxes and stock option expenses. We believe that linking his bonus to profits is in the best interests of shareholders, since profitability is an important factor in determining our stock price. The bonus of our Chief Operating Officer is determined by our Chief Executive Officer and is based on how well our Chief Operating Officer monitors and controls the Company's operations in the field, as well as in the office. Factors which are considered include labor productivity, identifying jobsite conditions which would benefit from increased management attention and problem solving, and the effectiveness of the Company's purchasing, billing and cost monitoring systems.

    Bonuses paid to our Chief Financial Officer and General Counsel are based on a review by our Chief Executive Officer on their success in achieving the specified goals of their department, as well as their effectiveness in supporting the operations of the Company.

    Equity Compensation. Historically, the primary form of equity compensation that we awarded consisted of non-qualified stock options. We selected this form to provide management personnel with an incentive to help maximize Company profits, which generally is likely to favorably influence stock price and increase shareholder value. The 1995 Stock Option Plan expired in December 2005. Therefore, no equity compensation was awarded pursuant to that plan in 2007. On May 8, 2007, the Company's Board of Directors adopted, subject to shareholder ratification, the 2007 Stock Option Plan of KSW, Inc. During 2007, 20,000 options were granted to a director, Warren O. Kogan, conditioned on shareholder approval of that plan.

    Perquisites and Other Benefits. We annually review the perquisites that each member of senior management receives. We pay the premiums on a $1.0 million life insurance policy for our Chief Executive Officer, payable on his death to the beneficiary of his choice. He also is provided with a company car and driver at an annual cost of approximately $92,000 to facilitate his ability to attend multiple meetings during a work day at various construction sites and related offices throughout the New York City metropolitan area. When in the office, the driver provides clerical services. All members of senior management participate in the Company's medical and 401(k) plans which are available to all employees.

    Board Process. The Compensation Committee of our Board of Directors sets all compensation and equity awards to our Chief Executive Officer. The Chief Executive Officer determines all compensation and equity awards to other officers and senior management personnel.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The following report, submitted by the Compensation Committee of the Board of Directors (the "Compensation Committee"), provides information regarding policies and practices concerning compensation of the Chief Executive Officer and other executive officers.

The Company's Compensation Committee is comprised of three of the Company's independent outside directors. The Compensation Committee sets the salary, awards and benefits of the Chief Executive Officer, and has delegated to that officer the right to determine the salary, awards and benefits of senior management.

The Company's Compensation Discussion and Analysis ("CD&A") is set forth in the Company's Definitive Proxy Statement pursuant to Section 14(a) of the Securities Act of 1934. The Compensation Committee has reviewed and discussed the CD&A with management and based on its review and discussion, recommended to the Board of Directors that the CD&A be included in the Company's Proxy Statement.

Stanley Kreitman
John A. Cavanagh
Warren O. Kogan

COMPENSATION OF DIRECTORS

The Company pays its non-employee directors an annual fee of $20,000, increased from $16,000 effective July 1, 2007, an attendance fee of $1,000 per Board of Directors meeting and $500 per committee meeting if not held in conjunction with a Board of Directors meeting. See Appendix D, Director Compensation Table, annexed hereto.

COMPENSATION OF EXECUTIVES

See Appendix A, Summary Compensation Table annexed hereto.

EMPLOYMENT AGREEMENTS

On  September  12,  2006,  the  Company,  KSW  Mechanical  and Floyd Warkol, the
Chairman and Chief Executive Officer of the Company, entered into a new employment agreement (the "Employment Agreement"), effective as of January 1, 2006.

Under the terms of the Employment Agreement, Mr. Warkol will continue to be employed as the Chief Executive Officer of the Company and KSW Mechanical for the period January 1, 2006 through December 31, 2007. Mr. Warkol was paid an annual salary of $450,000. In addition, Mr. Warkol received each year an amount equal to 9.5% of the Company's annual profits, before taxes and stock option expenses, in excess of $250,000.

Under  the  Employment  Agreement,  Mr. Warkol  is  also  entitled  to   medical
insurance, disability insurance with payments up to 60% of his base compensation, a $1 million policy of life insurance payable as directed by him (at a cost of approximately $3,600 per year) and a car with a driver (at a cost of approximately $92,000 per year).

The Employment Agreement may be terminated by the Company for "cause", which includes Mr. Warkol's willful and continued failure to perform his duties, fraud or embezzlement, conviction of a felony and the inability of Mr. Warkol to perform his duties. Mr. Warkol may terminate the Employment Agreement upon the sale of the Company or substantially all of its assets. On March 6, 2007, the Compensation Committee of the Board of Directors agreed to extend this Agreement for two years, so as to expire on December 31, 2009, on the same terms and conditions.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

See Appendix B, Outstanding Equity Awards Table, annexed hereto.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2007 regarding shares of Common Stock to be issued upon exercise, and the weighted-average exercise price, of all outstanding options, warrants and rights granted under the Company's equity compensation plans as well as the number of shares available for issuance under such plans. The 1995 Stock Option Plan expired in December 2005. On May 8, 2007, the Company's Board of Directors adopted, subject to shareholder approval, the 2007 Stock Option Plan of KSW, Inc.

                             1995 STOCK OPTION PLAN

                                                                                                Number of securities
                                                                                               remaining available for
                                         Number of securities to      Weighted-average          future issuance under
                                         be issued upon exercise      exercise price of       equity compensation plans
                                         of outstanding options,     outstanding options,       (excluding securities
                                           warrants and rights       warrants and rights       reflected in column (a))
                                         -----------------------     --------------------     -------------------------
Plan Category                                      (a)                        (b)                        (c)
-------------
Equity compensation
  plans approved by
  security holders ...........                   189,002                     $1.58                            0
Equity compensation
  plans not approved by
  security holders ...........                         -                         -                            -
                                                --------                                                -------

     Total ...................                   189,002                                                      0
                                                ========                                                =======

                             2007 STOCK OPTION PLAN
                        (Subject to Stockholder Approval)

                                                                                                Number of securities
                                                                                               remaining available for
                                         Number of securities to      Weighted-average          future issuance under
                                         be issued upon exercise      exercise price of       equity compensation plans
                                         of outstanding options,     outstanding options,       (excluding securities
                                           warrants and rights       warrants and rights       reflected in column (a))
                                         -----------------------     --------------------     -------------------------
Plan Category                                      (a)                        (b)                        (c)
-------------
Equity compensation
  plans submitted for
  approval by security
  holders ....................                   20,000                      $6.95                      280,000
Equity compensation
  plans not approved by
  security holders............                        -                          -                            -
                                               --------                                                 -------

     Total ...................                   20,000                                                 280,000
                                               ========                                                 =======

OPTION EXERCISES AND STOCK VESTED DURING 2007

See Appendix C, Option Exercises and Stock Vested Table, annexed hereto.

CERTAIN RELATED PARTY TRANSACTIONS

There have been no transactions since January 1, 2007, and no transactions are currently proposed, between the Company and any related persons required to be reported. Any transaction required to be reported must be approved in writing by the Board of Directors as being in the Company's interest.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of initial ownership and changes in ownership with the SEC. Executive officers and directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that during the year ended December 31, 2007, its executive officers, directors and stockholders of more than 10% of the Company complied with all applicable
Section 16(a) filings requirements.

INDEMNIFICATION

The Company's Certificate of Incorporation provides that a director or officer of the Company may be indemnified by the Company to the full extent permitted by the Delaware General Corporation Law or any other applicable law.

PERFORMANCE GRAPH

The following graph compares the cumulative total returns for our Common Stock for the five-year period ending December 31, 2007 with the NASDAQ Market Index and an index of all publicly traded companies in the Plumbing, Heating and Air Conditioning industry (SIC Code 1711) (the "Peer Index") for the same period. Total return equals the change in stock price plus dividends paid, and assumes the investment of $100 in the Company's Common Stock and in each index on January 1, 2002 and that all dividends are reinvested. The information has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed. The performance graph is not necessarily indicative of future investment performance.

                         2002       2003       2004       2005        2006        2007
                        ------     ------     ------     ------     -------     -------
KSW, INC.               100.00     105.07      69.49     474.56     1270.55     1633.65
SIC CODE INDEX          100.00     158.22     217.07     261.24      311.42      324.75
NASDAQ MARKET INDEX     100.00     136.11     155.86     171.89      192.45      216.06

Source: Core Data, Inc.

                                 PROPOSAL NO. 2
                                 --------------

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected J.H. Cohn LLP ("J.H. Cohn"), certified public accountants, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008, subject to ratification of such appointment by the stockholders. In the event of a negative vote on ratification, the Audit Committee will reconsider its selection.

On September 18, 2003, the Company's Audit Committee engaged Marden, Harrison & Kreuter, CPAs, P.C. ("MHK") as its principal independent registered public accounting firm. Their appointment, through December 31, 2006, was ratified by the stockholders at the 2004, 2005, 2006 and 2007 Annual Meetings. On July 24, 2007, the Company received notice that MHK had combined with J.H. Cohn with J.H. Cohn as the surviving entity. On July 26, 2007, the Company's Audit Committee approved the engagement of J.H. Cohn as MHK's successor to continue as the Company's independent registered public accountants for the fiscal year ending December 31, 2007.

During the year ended December 31, 2007, neither the Company nor anyone on its behalf consulted with MHK or J. H. Cohn regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During 2007, MHK billed the Company $93,750 for professional services  rendered.

During 2007, J.H. Cohn billed the Company $31,250 for professional services rendered.

The following table sets forth the aggregate fees billed by MHK and J. H. Cohn for professional services in each of the fiscal years ended December 31, 2007 and 2006.

Year ended December 31, 2007
                                                            Total               MHK               J.H. COHN
                                                          ---------          ---------            ---------
Audit fees                                            (1) $  84,867          $  55,156            $  29,711
Audit related fees                                    (2) $  30,902          $  30,902            $       -
Tax fees                                              (3) $   9,231          $   7,692            $   1,539
All other fees                                        (4) $       -          $       -            $       -
                                                          ---------          ---------            ---------
Total                                                     $ 125,000          $  93,750            $  31,250
                                                          =========          =========            =========

Year ended December 31, 2006
                                                            Total               MHK               J.H. COHN
                                                          ---------          ---------            ---------
Audit fees                                            (1) $  63,900          $  63,900            $       -
Audit related fees                                    (2) $  54,450          $  54,450            $       -
Tax fees                                              (3) $  31,650          $  31,650            $       -
All other fees                                        (4) $       -          $       -            $       -
                                                          ---------          ---------            ---------
Total                                                     $ 150,000          $ 150,000            $       -
                                                          =========          =========            =========

(1) Audit fees consisted principally of audit work performed on the consolidated financial statements, as well as work generally only the independent auditor can reasonably be expected to provide.
(2) Audit related fees consisted of work performed in the review of the Company's quarterly consolidated financial statements.
(3) Tax fees consisted of tax compliance and reporting services.
(4) The Company generally does not engage its outside auditors for "other" services.

The Audit Committee of the Company's Board of Directors considered whether the provision of non-audit services by the independent public accountants was compatible with maintaining the accountants' independence and they determined that it was.

The Audit Committee has a policy requiring pre-approval of audit and non-audit services. The Audit Committee of the Company's Board of Directors considers each engagement of the independent auditor on a case-by-case basis. In determining engagements to be performed by independent auditors, the Audit Committee determines if these services would impair the independence of the auditors and if these services are in the best interest of the Company. The Audit Committee approved all audit and non-audit services provided by MHK and J. H. Cohn during the fiscal year ended December 31, 2007.

It is expected that a representative of J.H. Cohn will be present at the Annual Meeting with the opportunity to make a statement if such representative so desires and to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF J.H. COHN AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

                                 PROPOSAL NO. 3
                                 --------------

                             PROPOSAL TO APPROVE OUR
                             -----------------------
                             2007 STOCK OPTION PLAN
                             -----------------------

Description of the 2007 Stock Option Plan

The purposes of our 2007 Stock Option Plan are to reward performance by our directors, executives and key employees and to provide management personnel an incentive to help maximize company's profits. This generally is likely to have a favorable influence on the Company's stock price and increase shareholder value.

Our Board of Directors desires to create a plan that will allow us to grant stock options to members of our management and certain other employees. Accordingly, on May 8, 2007, our Board of Directors took action to adopt, subject to stockholder approval at the Annual Meeting, the 2007 Stock Option Plan.

The following summary of the plan is qualified by reference to the full text of the plan, which is attached as Appendix E to this proxy statement.

General Provisions

All company employees, members of the Board of Directors and consultants of the Company are eligible to participate in the plan. Our Compensation Committee, which administers the plan, has the sole discretion to determine when grants of options are to be made under the plan and the number of shares, if any, to be awarded to each eligible optionee.

The aggregate number of shares of our Common Stock which may be issued under the plan with respect to options may not exceed 300,000 subject to adjustment for certain transactions affecting the Common Stock. Lapsed, forfeited or canceled options will not count against this limit and can be regranted under the plan. The shares issued under the plan may be issued from authorized but unissued shares.

Administration

Our  Compensation  Committee  administers  the  2007   Stock  Option  Plan.  Our
Compensation Committee consists of three or more independent directors. Our Compensation Committee is authorized to:

    o  grant awards under the 2007 Stock Option Plan;

    o  interpret the 2007 Stock Option Plan; and

    o  adopt rules and regulations for carrying  out the 2007 Stock Option Plan.

Options

An option is a grant entitling the participant to purchase shares of our Common Stock in the future at a fixed price per share. Each grant of an option will be evidenced by a written agreement. Certain options granted under the plan will be nonqualified stock options, which do not qualify for treatment as incentive stock options under the Internal Revenue Code. Other options to be granted under the plan are intended to qualify as incentive stock options pursuant to Section 422 of the Internal Revenue Code. Our Compensation Committee sets the terms of the options, including:

    o  the number of shares for which an option is granted;

    o  the exercise price of the option; and

    o  the term of the option.

The option agreement or our Compensation Committee's procedures may set forth conditions respecting the exercise of an option. No more than 50,000 shares of Common Stock may be subject to options granted to any one individual during any calendar year.

An officer or employee receiving an option may exercise the option at any time until the end of the option period, which may not exceed 10 years.

Our Compensation Committee determines the option price of each option, but such price may not be less than the fair market value of our Common Stock on the date of the grant of the option. The fair market value generally is equal to the closing sale price of our Common Stock on the NASDAQ Global Market.

Options are not transferable except by will or the laws of descent and distribution.

Other Provisions

Our Board of Directors may amend the plan, but an amendment may not impair the rights of a participant under any option granted without the consent of such participant. Our Board of Directors may amend the plan without stockholder approval, unless:

    o  that approval is required by law or stock exchange requirements; or

    o the amendment would decrease any authority granted to the Compensation Committee in contravention of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

Our Board may terminate the plan at any time. No options may be granted under the plan after May 8, 2017.

Federal Income Tax Consequences

The Internal Revenue Code provides that a participant receiving a stock option ordinarily does not realize taxable income upon the grant of the option. A participant does, however, realize ordinary income upon the exercise of a nonqualified option to the extent that the fair market value of the common stock on the date of exercise exceeds the option price. We are entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. This deduction is conditioned on us withholding federal income tax with respect to the amount of that compensation. When the participant sells the shares acquired pursuant to a nonqualified option, any gain or loss will be capital gain or loss. This assumes that the shares represent a capital asset in the participant's hands, although there will be no tax consequences for us.

As a general rule, we or the entity in which we own a direct or indirect interest will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards under the plan. The amount of the deduction is equal to what is considered reasonable compensation under the Internal Revenue Code.

Additional Information

At our Board of Directors meeting on August 7, 2007, it was determined that, upon stockholder approval of the plan, Warren O. Kogan, a director, is granted 20,000 options at an exercise price of $6.95 per share. Subject to the terms of the plan, the options are exercisable for up to ten (10) years, with 1/3 exercisable after August 7, 2008, 1/3 after August 7, 2009 and 1/3 after August 7, 2010. No other options were granted. If the stockholders do not approve the plan, this grant will be ineffective and immediately cancelled, and no further options will be granted under the plan.

Because our Compensation Committee determines when grants are to be made and the amounts of the grants, it is not possible to accurately predict amounts that will be awarded under the 2007 Stock Option Plan. The following table sets forth the number of shares of our common stock and the value thereof awarded for 2007, subject to stockholder approval.

                             2007 STOCK OPTION PLAN
                                 Awards for 2007
                        (subject to stockholder approval)

                                              Dollar
                                              Value                 Number of
   Name and Position                           ($)                   Shares
--------------------------                  ---------              ----------
Warren O. Kogan, Director                    $  N/A                  20,000

Not all of the information about the 2007 Stock Option Plan is contained in the foregoing summary. The full text of the amended and restated plan is attached to this proxy statement as Appendix E, and this summary is qualified in its entirety by reference to the full text of the plan.

The affirmative vote of a majority of the shares of our Common Stock that are represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal is necessary for approval thereof. Proxies will be voted for the proposal unless otherwise specified.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3 TO RATIFY AND APPROVE OUR 2007 STOCK OPTION PLAN.

                                  OTHER MATTERS

As of the date of this Proxy Statement, the Company knows of no other matter to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the proxy on such matters in accordance with their judgment.

                  STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Stockholder proposals to be presented at the 2009 Annual Meeting must be received by the Company on or before December 12, 2008 for inclusion in the proxy statement and proxy card relating to the 2009 Annual Meeting pursuant to SEC Rule 14a-8. Any such proposals should be sent via registered, certified or express mail to: Director of Investor Relations, KSW, Inc., 37-16 23rd Street, Long Island City, New York 11101.

As a separate and distinct matter from proposals under Rule 14a-8, the Company's By-Laws provide that in order for business to be properly brought before the next Annual Meeting by a stockholder, such stockholder must deliver timely notice thereof. To be timely, a stockholder introducing a proposal at an Annual Meeting must notify the Company of such intention not less than 60 days prior to the date of the Annual Meeting. If the Company has given less than 75 days public notice of the date of the Annual Meeting, the stockholder must give such notice so that it is received by the Company not later than 10 days after the public notice is given or the Proxy Statement is mailed. The stockholder's notice must give the information specified in the By-Laws, including information about the stockholder making the proposal, the number of shares such stockholder owns and any interest such stockholder may have in the subject of the proposal. If such stockholder will be nominating persons for election as directors, certain information specified in the By-Laws must also be given about the nominee and the nominee's interest in the Company.

Dated: April 3, 2008

                                             By order of the Board of  Directors

                                             James F. Oliviero
                                             General Counsel

Please remember to mark, sign, date and return the enclosed Proxy Card in the enclosed postage-paid envelope so that your important vote will be counted at the Annual Meeting.

Appendix A

                                                     Summary Compensation Table
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Change in Pension
                                                                                            Value and
                                                                                          Nonqualified
                                                                                            Deferred
                                                             Option      Non-Equity        Compensation      All Other
    Name and                Salary    Bonus    Stock Awards  Awards    Incentive Plan        Earnings      Compensation    Total
Principal Position   Year     ($)      ($)         ($)        ($)     Compensation ($)         ($)               ($)        ($)
        (a)          (b)      (c)      (d)         (e)        (f)           (g)(2)             (h)              (i)(3)      (j)
-----------------------------------------------------------------------------------------------------------------------------------
FLOYD WARKOL         2007   450,000       --       --          --         683,369               --           36,967(4)    1,170,336
                     2006   450,000   50,000(1)    --          --         569,957               --           87,040(5)    1,156,997
-----------------------------------------------------------------------------------------------------------------------------------
RICHARD W. LUCAS     2007   142,500   30,000       --          --              --               --            3,875         176,375
                     2006   130,000   25,000       --          --              --               --            3,750         158,750
-----------------------------------------------------------------------------------------------------------------------------------
VINCENT TERRAFERMA   2007   200,000  110,000       --          --              --               --            5,125         315,125
                     2006   180,000   75,000       --          --              --               --            5,000         260,000
-----------------------------------------------------------------------------------------------------------------------------------
JAMES F. OLIVIERO    2007   180,000   40,000       --          --              --               --            5,000         225,000
                     2006   175,000   35,000       --          --              --               --            5,000         215,000
-----------------------------------------------------------------------------------------------------------------------------------

(1) Amount consists of a performance bonus based on 2005 financial results awarded to Mr. Warkol in 2006.

(2) Amounts consist of the bonus earned by Mr. Warkol pursuant to his employment agreement.

(3) Unless otherwise indicated, the amounts in this column consist of 401K matching contributions made by the Company.

(4) This amount consists of approximately (a) $3,595 related to our insurance policy, (b) $28,247, related to the personal portion of expenses for the use of a car and a driver and (c) a $5,125 401(k) matching contribution made by the Company.

(5) This amount consists of (a) $47,940 of dividend distribution pursuant to the Company's previously disclosed $.06 per share cash dividend, (b) approximately $3,600 related to an insurance policy, (c) $30,500 related to the personal portion of expenses for the use of a car and a driver and (d) a $5,000 401(k) matching contribution made by the Company.

Appendix B

                                         Outstanding Equity Awards at Fiscal Year-End Table

-----------------------------------------------------------------------------------------------------------------------------------
                                        Option Awards                                               Stock Awards
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Equity
                                             Equity                                                    Equity         Incentive
                                           Incentive                                                  Incentive      Plan Awards:
                                             Plan                                                    Plan Awards:    Market or
                                            Awards:                                        Market     Number of     Payout Value
              Number of     Number of      Number of                         Number of    Value of     Unearned      of Unearned
              Securities    Securities     Securities                        Shares or   Shares or   Shares, Units  Shares, Units
              Underlying    Underlying     Underlying                         Units of    Units of     or Other        or Other
             Unexercised   Unexercised    Unexercised   Option               Stock That  Stock That   Rights That     Rights That
               Options       Options       Unearned    Exercise    Option     Have Not    Have Not     Have Not        Have Not
                 (#)           (#)          Options     Price    Expiration    Vested      Vested       Vested          Vested
   Name       Exercisable  Unexercisable      (#)        ($)        Date        (#)         ($)          (#)             ($)
    (a)          (b)           (c)            (d)        (e)         (f)        (g)         (h)          (i)             (j)
----------------------------------------------------------------------------------------------------------------------------------
FLOYD WARKOL    131,250         --            --         1.58      12/15/10     --          --           --              --
----------------------------------------------------------------------------------------------------------------------------------
RICHARD W.
 LUCAS            7,001      7,000(1)         --         1.58      08/08/15     --          --           --              --
----------------------------------------------------------------------------------------------------------------------------------
VINCENT
 TERRAFERMA          --         --            --           --            --     --          --           --              --
----------------------------------------------------------------------------------------------------------------------------------
JAMES F.
 OLIVIERO            --         --            --           --            --     --          --           --              --
----------------------------------------------------------------------------------------------------------------------------------

(1) This option was granted August 8, 2005. Assuming continued employment with the Company, 7,000 shares will become exercisable on August 8, 2008.

Appendix C

                                  Option Exercises and Stock Vested Table

----------------------------------------------------------------------------------------------------------
                                     Option Awards                                Stock Awards
----------------------------------------------------------------------------------------------------------
                          Number of Shares       Value Realized       Number of Shares      Value Realized
                        Acquired on Exercise       on Exercise      Acquired on Vesting       on Vesting
     Name                        (#)                  ($)                    (#)                  ($)
     (a)                         (b)                  (c)(1)                 (d)                  (e)
----------------------------------------------------------------------------------------------------------
FLOYD WARKOL                   103,000               531,019                --                    --
----------------------------------------------------------------------------------------------------------
RICHARD W. LUCAS                 6,666                36,530                --                    --
----------------------------------------------------------------------------------------------------------
VINCENT TERRAFERMA               7,000                37,069                --                    --
----------------------------------------------------------------------------------------------------------
JAMES F. OLIVIERO                   --                    --                --                    --
----------------------------------------------------------------------------------------------------------

(1) The value realized equals the difference between the option exercise price and the fair value of the Company's common stock on the date of exercise, multiplied by the number of shares for which the option was exercised.

Appendix D

                                                    Director Compensation Table
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Change in Pension Value
                       Fees Earned or                    Non-Equity Incentive        and Nonqualified        All Other
                        Paid in Cash     Stock Awards     Plan Compensation       Deferred Compensation     Compensation     Total
      Name                  ($)              ($)                 ($)                     Earnings                ($)          ($)
      (a)                  (b)(1)            (c)                 (d)                        (e)                 (f)(2)        (g)
-----------------------------------------------------------------------------------------------------------------------------------
RUSSELL MOLINA (3)          4,000            --                  --                        --                   94,600       98,600
-----------------------------------------------------------------------------------------------------------------------------------
STANLEY KREITMAN           20,000            --                  --                        --                       --       20,000
-----------------------------------------------------------------------------------------------------------------------------------
INNIS O'ROURKE             20,000            --                  --                        --                   53,400       73,400
-----------------------------------------------------------------------------------------------------------------------------------
JOHN A. CAVANAGH           20,000            --                  --                        --                       --       20,000
-----------------------------------------------------------------------------------------------------------------------------------
WARREN O. KOGAN            20,000            --                  --                        --                       --       20,000
-----------------------------------------------------------------------------------------------------------------------------------

(1) Effective July 1, 2007, the non-employee directors annual fee was increased from $16,000 to $20,000. As of March 4, 2008, the fees for non-employee directors have not changed.

(2) Amounts included above under the caption "all other compensation" represents the exercise of stock options by directors during the year. The value realized equals the difference between the option exercise price and the fair value of the Company's Common Stock on the date of exercise, multiplied by the number of shares for which the option was exercised.

(3) Resigned as a director in January 2007.

    The following schedule details the options outstanding for each director as of December 31, 2007.

------------------------------------------------------------------------------------------------------------
      Name                              # of Options Outstanding                    # of Options Exercisable
------------------------------------------------------------------------------------------------------------
STANLEY KREITMAN                                    --                                            --
------------------------------------------------------------------------------------------------------------
INNIS O'ROURKE                                  10,500                                        10,500
------------------------------------------------------------------------------------------------------------
JOHN A. CAVANAGH                                 7,001                                         7,001
------------------------------------------------------------------------------------------------------------
WARREN O. KOGAN                                     --                                            --
------------------------------------------------------------------------------------------------------------

Appendix E

                                    KSW, INC.
                            2007 STOCK OPTION PLAN

       SECTION 1. Purpose. The purpose of this KSW, Inc. 2007 Stock Option Plan ("Plan") is to encourage ownership of common stock, ("Common Stock"), of KSW, Inc., a Delaware corporation (the "Company"), by eligible employees, directors and consultants of the Company and its Affiliates (as defined below) and to provide increased incentive for such employees, directors and consultants to render services and to exert maximum effort for the business success of the Company. In addition, the Company expects that this Plan will further strengthen the identification of employees, directors and consultants with the shareholders. Certain options to be granted under this Plan are intended to qualify as incentive stock options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), while other options granted under this Plan will be nonqualified options which are not intended to qualify as ISOs ("Nonqualified Options"), either or both as provided in the agreements evidencing the options as provided in Section 6 hereof. As used in this Plan, the term "Affiliates" means any entity with whom the Company would be considered a single employer under Code Section 414(b) or 414(c); provided, however, that in applying Code Section 1563(a)(l), (2) and (3) for purposes of determining a controlled group of corporations under Code Section 414(b), the language "at least 50 percent" is used instead of "at least 80 percent" each place it appears in Code Section 1563(a)(l), (2) and (3), and in applying Treasury Regulation Section 1.414(c)-2 for purposes of determining trades or businesses that are under common control for purposes of Code Section 414(c), the language "at least 50 percent" is used instead of "at least 80 percent" each place it appears in Section 1.414(c)-2.

       SECTION 2. Administration.
                  --------------

            (a) Board or Committee. The Plan shall be administered by the Board of Directors of the Company (the "Board") or a Compensation
       Committee designated by the Board which shall also designate the Chairman of the Compensation Committee. If the Company is subject to
       Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), the Compensation Committee shall be composed entirely of not less than two (2) non-employee directors (within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission ("Commission") under the Exchange Act ("Rule 16b-3")), each of whom shall be an "outside director" for purposes of Code Section 162(m)(4), and shall be appointed by and serve at the pleasure of the Board. The Board or the Compensation Committee as administrator of the Plan shall hereinafter be referred to as "Committee."

            (b) Committee Action. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other grant authority to such persons to execute award agreements or other documents on behalf of the Committee and the Company. Any duly constituted committee of the Board satisfying the qualifications of this
       Section 2 may be appointed as the Committee.

            (c) Committee Expenses. All expenses and liabilities incurred by the Committee in the administration of this Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons.

       SECTION 3. Stock Reserved. Subject to adjustment as provided in Section 6 hereof, the maximum aggregate number of shares of Common Stock that may be issued under the Plan is 300,000, any or all of which may be issued through ISOs. The shares subject to this Plan shall consist of authorized but unissued shares of Common Stock or previously issued shares of Common Stock reacquired and held by the Company, and such number of shares shall be and is hereby reserved for sale for such purpose. Shares of Common Stock shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to the exercise of an option. To the extent that an option lapses or is canceled or the rights of its Optionee (as defined in Section 4 below) terminate or the option is cashed out, any Common Stock subject to such option shall again be available for grant under an option. Any shares of Common Stock which may remain unsold and which are not subject to outstanding options at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan or the termination of the last of the options granted under this Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan.

       Notwithstanding any provision in the Plan to the contrary, no more than 50,000 shares of Common Stock may be subject to options granted under the Plan to any one individual during any calendar year. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of Code Section 162(m), including, without limitation, counting against such maximum number of shares of Common Stock, to the extent required under Code
Section 162(m) and applicable interpretive authority thereunder, any shares of Common Stock subject to options that are canceled or repriced.

       SECTION 4. Eligibility. A recipient of an option under the Plan shall be referred to as an "Optionee." Nonqualified Options may be granted to all employees, members of the Board ("Directors") and consultants of the Company or its Affiliates, including Affiliates that become such after adoption of the Plan. ISOs may be granted to all employees of the Company, a "parent corporation" of the Company (within the meaning of Code Section 424(e)) or a "subsidiary corporation" of the Company (within the meaning of Code Section 424(f)), including an entity that becomes a parent corporation or a subsidiary corporation after adoption of the Plan. An Optionee must be an employee, Director or consultant at the time the option is granted. An employee, Director or consultant who has been granted an option hereunder may be granted an additional option or options, if the Committee shall so determine. Each Director of the Company who is not also an employee of the Company and/or its Affiliates (hereinafter referred to as a "Non-Employee Director") shall be eligible to receive options in accordance with the provisions of Section 6(f) employee of the Company and/or its Affiliates (hereinafter referred to as a "Non-Employee Director") shall be eligible to receive options in accordance with the provisions of Section 6(f) hereof.

       SECTION 5. Grant of Options.
                  ----------------

            (a) Committee Discretion. Except where the Committee has explicitly given the authority to some other individual, the Committee shall have sole and absolute discretionary authority (i) to select the employees, Directors and consultants of the Company or its Affiliates who are to receive options under this Plan, (ii) to determine the number of shares of Common Stock to be covered by such options and the terms thereof, and (iii) to determine the type of option granted: ISOs, Nonqualified Options or a combination of ISOs and Nonqualified Options. If the Company is subject to Section 16 of the Exchange Act, the Committee shall specifically pre-approve each grant to each Optionee subject to Section 16(b) of the Exchange Act in accordance with Rule 16b-3 as amended, unless such grant is or will be otherwise exempt from
       Section 16(b) of the Exchange Act. The Committee shall thereupon grant options in accordance with such determinations as evidenced by a written option agreement. Subject to the express provisions of this Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to this Plan, to interpret this Plan, to prescribe and amend the terms of the option agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of this Plan.

            (b)   Shareholder  Approval. All options granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the shareholders prior to the first anniversary date of the Board meeting held to approve this Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present, or represented by proxy, and entitled to vote at a meeting at which a quorum is present, or by written consent in accordance with the laws of the State of Delaware; provided that if such approval by the shareholders of the Company is not forthcoming, all options previously granted under this Plan shall be void.

            (c) Limitation on Incentive Stock Options. Except as otherwise provided under the Code or applicable regulations, to the extent that the aggregate fair market value (determined in accordance with Section 6(b) of this Plan at the time the option is granted) of the Common Stock with respect to which ISOs (determined without regard to this paragraph) are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds $100,000, such options shall be treated as Nonqualified Options.

       SECTION 6. Form of Option. The form of an option shall be determined from time to time by the Committee and shall be subject to the express terms and conditions found herein and to such other terms and conditions as the Committee may deem appropriate. A certificate of option signed by the Chairman of the Board or the President of the Company, attested by the Chief Financial Officer or an Assistant Secretary of the Company and bearing the seal of the Company affixed thereto, shall be issued to each person to whom an option is granted. The certificate for an option shall be legended to indicate whether or not the option is an ISO.

            (a) Option Period. The Committee shall promptly notify the Optionee of the option grant, and an option certificate shall promptly be provided to the Optionee. The date of grant shall be the date the option is actually granted by the Committee. Each option certificate shall specify the period for which the option thereunder is granted (which in no event shall exceed ten years from the date of grant). The option shall expire at the end of such period. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its parent corporation or subsidiary corporation ("Ten Percent Stockholder"), such period shall not exceed five years from the date of grant.

            (b) Exercise Price. The exercise price of each share of Common Stock subject to each option granted pursuant to this Plan shall be determined by the Committee at the time the option is granted and shall never be less than 100% of the fair market value of a share of Common Stock on the date the option is granted. In the case of an ISO granted to a Ten Percent Stockholder, the exercise price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option is granted.

            For all purposes under this Plan, the fair market value of a share of Common Stock on a particular date shall mean the closing price at which a share of Common Stock is traded on a stock exchange, if any, on which such shares are primarily traded or, if such shares are not then traded on a stock exchange, the closing price of a share of Common Stock as reported on the American Stock Exchange or, if such shares are not then traded on the American Stock Exchange, the average of the closing bid and asked prices at which a share is traded on the over-the-counter market, but if no such shares were traded on such date, then on the last previous date on which a share was so traded. In the event shares of Common Stock are not publicly traded at the time a determination of its value is required to be made hereunder and/or none of the above are applicable, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate, consistent with Treasury regulations and other formal Internal Revenue Service guidance under Code Section 409A so that options granted under this Plan shall not constitute deferred compensation subject to Code Section 409A.

            (c) Exercise Period. The Committee may provide in the option certificate that an option may be exercised immediately or over the period of the grant and in whole or in increments. However, no portion of any option may be exercisable by an Optionee prior to the approval of this Plan by the shareholders of the Company.

            (d) Procedure for Exercise. Options shall be exercised by the delivery by the

       Optionee of written notice (duly signed) by the Optionee to the Secretary of the Company setting forth the number of shares of Common Stock with respect to which the option is being exercised. The notice shall be accompanied by the option certificate and (i) cash, cashier's check, bank draft, or postal or express money order payable to the order of the Company, (ii) certificates representing "mature shares" of Common Stock theretofore owned by the Optionee duly endorsed for transfer to the Company, or (iii) any combination of the preceding, equal in value to the full amount of the exercise price. For purposes of this Plan, "mature shares" means shares of Common Stock for which the Optionee has good title, free and clear of all liens and encumbrances, transferability restrictions or risk of forfeiture, and which the Optionee either (i) has held for at least six months or (ii) has purchased on the open market. Notice may also be delivered by telecopy provided that the exercise price of such shares is received by the Company via wire transfer on the same day the telecopy transmission is received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. An option to purchase shares of Common Stock in accordance with this Plan shall be deemed to have been exercised immediately prior to the close of business on the date (i) written notice of such exercise and (ii) payment in full of the exercise price for the number of shares for which options are being exercised, are both received by the Company, and the Optionee shall be treated for all purposes as the record holder of such shares of Common Stock as of such date. If the option shall have been exercised with respect to less than all of the shares of Common Stock subject to the option, the Company shall also cause to be delivered to the person entitled thereto a new option certificate in replacement of the certificate surrendered at the time of the exercise of the option, indicating the number of shares of Common Stock with respect to which the option remains available for exercise, or the original option certificate shall be endorsed to give effect to the partial exercise thereof.

            As promptly as practicable after receipt of such written notice and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the Optionee's name or such other name as Optionee directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee at the address specified pursuant to this Section 6(d).

            (e)   Termination of Employment or Service.  All of any part of  any option, to the extent unexercised, shall terminate immediately upon the cessation or termination for any reason of the Optionee's employment by, or service with, the Company or any Affiliate, except that the Optionee shall have until the end of the tenth business day following the cessation of his employment or service with the Company or its Affiliates, and no longer, to exercise any unexercised option that he could have exercised on the day on which such employment or service terminated; provided, that such exercise must be accomplished prior to the expiration of the term of such option. Notwithstanding the foregoing, if the cessation of employment or service is due to retirement on or after the Optionee attaining the age of sixty-five (65) years, or to the Optionee's disability (to an extent and in a manner as shall be determined in each case by the Committee in its sole discretion) or to the Optionee's death, the Optionee or the representative of the estate of a deceased Optionee shall have the privilege of exercising (but in no event during the six-month period commencing on the date of grant) the options which are unexercised at the time of such retirement, or of such disability or death; provided, however, that such exercise must be accomplished prior to the expiration of the term of such option and (i) within three months of the Optionee's retirement or (ii) within one year of the Optionee's disability or death, as the case may be. If the employment or service of any Optionee shall be terminated because of the Optionee's violation of the duties of such employment or service with the Company or an Affiliate as he may from time to time have, the existence of which violation shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive), all unexercised options of such Optionee shall terminate immediately upon such termination of the Optionee's employment or service with the Company and all Affiliates, and an Optionee whose employment or service with the Company and Affiliates is so terminated, shall have no right after such termination to exercise any unexercised option he might have exercised prior to the termination of his employment or service with the Company and Affiliates.

            (f)   Grants of Options to Non-Employee Directors. Each Non-Employee
       Director who is or was initially elected to the Board after March 1, 2006 (and has not previously been granted an option under this Plan or any other similar plan), shall be granted an option on the date of his or her election or, in the case of a Non-Employee Director initially elected to the Board between March 1, 2006 and the effective date of this Plan (as set forth in Section 14 herein), shall be granted an option on the effective date of this Plan. Each option granted pursuant to the preceding sentence shall entitle the Non-Employee Director to purchase 20,000 shares of Common Stock at a purchase price per share equal to the fair market value of a share of Common Stock on the date of grant. Each option granted pursuant to this Section 6(f) shall have a duration of ten years from the date of grant and shall become exercisable cumulatively as to 33-1/3% of the shares of Common Stock on each of the first, second and third anniversaries of the date of grant.
       Notwithstanding the preceding, all or any part of any remaining unexercised options granted pursuant to this Section 6(f) may be exercised (but in no event during the six-month period commencing on the date of grant) in the event of the holder's cessation of service as a member of the Board on or after his 65th birthday, the holder's permanent  disability  (within  the  meaning  of  Section 22(e)(3) of the
       Code), or the holder's death, during the period beginning on the date of such event and (i) ending three months after the holder's cessation of service at or after age 65, or (ii) one year after the holder's disability or death, as the case may be, but in no event after the expiration of the term of the option. Any option granted pursuant to this Section 6(f), to the extent unexercised, shall terminate immediately upon the Director ceasing to serve as a member of the Board (for reasons other than deciding to no longer serve as such at or after age 65, permanent disability (within the meaning of Section 22(e)(3) of the Code) or death), except that the holder shall have until the end of the tenth business day following the cessation of such  service  to  exercise  any  unexercised  option  that he could have exercised on the day on which such service terminated; provided that such exercise must be accomplished prior to the expiration of the term of such option. Notwithstanding the preceding, if the service of any holder of an option granted pursuant to this Section 6(f) shall be terminated because of the holder's (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary, then all such unexercised options of the holder shall terminate immediately upon such termination of the holder's service.

            (g) Transferability. An option granted pursuant to this Plan shall not be assignable or otherwise transferable by the Optionee otherwise than by Optionee's will or by the laws of descent and distribution. During the lifetime of an Optionee, an option shall be exercisable only by such Optionee or his authorized legal representative. Any heir or legatee of the Optionee shall take rights granted herein and in the option agreement subject to the terms and conditions hereof and thereof. No such transfer of any option to heirs or legatees of the Optionee shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

            (h) Incentive Stock Options. Each option agreement may contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify under the Code an option designated as an ISO.

            (i) No Rights as Shareholder. No Optionee shall have any rights as a shareholder with respect to shares covered by an option until the option is exercised by written notice and accompanied by payment as provided in Section 6(d) above.

            (j) Change in Control. For purposes of the Plan, "Change in Control" means the occurrence of any of the following events:

                  (i) The Company is merged, consolidated, or reorganized into or with another Company or other legal entity, and as a result of such merger, consolidation, or reorganization less than a majority of the combined voting power of the then outstanding securities of such Company or entity immediately after such transaction are held in the aggregate by the holders of the voting Common Stock ("Voting Stock") immediately prior to such transaction;

                  (ii) The Company sells or otherwise transfers all or substantially all of its assets to another Company or other legal entity and, as a result of such sale or transfer, less than a majority of the combined voting power of the then-outstanding securities of such other Company or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock immediately prior to such sale or transfer;

                  (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form, or report or item therein), each as promulgated pursuant to the Exchange Act disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or my successor rule or regulation promulgated under the Exchange
            Act) of securities representing 30% or more of the combined voting power of the Voting Stock;

                  (iv) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form, or report or item therein) that a change in control of the Company has occurred or will occur in the future pursuant to any then-existing contract or transaction; or

                  (v)    If,  during  any  period  of  two  consecutive   years,
            individuals who at the beginning of any such period constitute the Directors cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this clause (e) each Director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the Directors (or a committee of the Board) then still in office who were Directors at the beginning of any such period will be deemed to have been a Director at the beginning of such period.

            Notwithstanding the foregoing provisions of clauses (iii) or (iv) of this paragraph, unless otherwise determined in a specific case by majority vote of the Board, a "Change in Control" will not be deemed to have occurred for purposes of such clauses (iii) or (iv) solely because
       (x) the Company, (y) an entity in which the Company, directly or indirectly, beneficially owns 50% or more of the voting securities (a "Subsidiary"), or (z) any employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K, or Schedule 14A (or any successor schedule, form, or report or item therein) under the Exchange Act disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 30% or otherwise, or because the Company reports that a change in control of the Company has occurred or will occur in the future by reason of such beneficial ownership.

            In  the  event  of  a  Change  in  Control,  the  Committee,  in its discretion, shall act to effect one or more of the following alternatives with respect to outstanding options, which may vary among individual Optionees and which may vary among options held by any individual Optionee: (1) determine a reasonable period of time on or before a specified date (before or after such Change in Control) after which specified date all unexercised options and all rights of Optionees thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding options held by such Optionees (irrespective of whether such options are then exercisable under the provisions of the
       Plan) as of a date, before or after such Change in Control, specified by the Committee, in which event the Committee shall thereupon cancel such options and the Company shall pay or deliver to each Optionee an amount of cash and/or other consideration, as determined by the Committee in its sole discretion, where the total cash and/or other consideration paid or delivered per share is equal to the excess, if any, of the fair market value of the shares subject to such option over the exercise price(s) under such options for such shares, or (3) provide that thereafter upon any exercise of an option theretofore granted, the Optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock then covered by such option, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of an agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such option. The provisions contained in this paragraph shall not terminate any rights of the Optionee to further payments pursuant to any other agreement with the Company following a Change in Control.

            (k) Extraordinary Corporate Transactions. The existence of outstanding options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves and each such transaction does not constitute a Change in Control (each of the foregoing a "Fundamental Change"), then thereafter upon any exercise of an option theretofore granted, the Optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock as to which such option shall then be exercisable, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Optionee had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable. Any fractional shares or securities issuable upon the exercise of an option as a result of such adjustment shall be payable in cash based upon the fair market value of such shares or securities at the time of such exercise. If any such event should occur, the number of shares of Common Stock with respect to which options remain to be issued, or with respect to which options may be reissued, shall be adjusted in a similar manner. Notwithstanding any other provision of the

       Plan, in the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding shares, the Committee may make such equitable adjustments to the number of shares of Common Stock and the class of shares available hereunder or to any outstanding options as it shall deem appropriate to prevent dilution of enlargement of rights.

            (1) Changes in Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the option is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split or combination of shares, the number and kind of shares of Common Stock or other securities which are subject to this Plan or subject to any options theretofore granted, and the exercise prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate exercise price. Any fractional shares or securities issuable upon the exercise of an option as a result of such adjustment shall be payable in cash based upon the fair market value of such shares or securities at the time of such exercise.

            (m)   No  Adjustment.  Except  as  hereinbefore  expressly provided,
       (i) the issuance by the Company of shares of stock of any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options theretofore granted or the purchase price per share, unless the Committee shall determine in its sole discretion that an adjustment is necessary to provide equitable treatment to Optionee.

            (n) Acceleration of Options. Notwithstanding anything to the contrary contained in this Plan, the Committee may in its sole discretion accelerate the time at which any option may be exercised, including, but not limited to, upon the occurrence of the events specified in this Section 6.

       SECTION 7. Amendments or Termination. The Board may amend, alter or discontinue this Plan, but no amendment or alteration shall be made which would impair the rights of any Optionee, without his consent, under any option theretofore granted, or which, without the approval of the shareholders, would:
(i) except as is provided in Section 6(j) of this Plan, increase the total number of shares reserved for the purposes of this Plan, (ii) change the class of persons eligible to participate in this Plan as provided in Section 4 of this Plan, (iii) extend the applicable maximum option period provided for in Section 6(a) of this Plan, (iv) extend the expiration date of this Plan set forth in
Section 14 of this Plan, (v) except as provided in Section 6(j) of this Plan, decrease to any extent the exercise price of any option granted under this Plan or (vi) withdraw the administration of this Plan from the Committee. Further, no amendment shall be made without approval of the shareholders if such approval is required to comply with Rule 16b-3, any rule promulgated by the exchange on which Common Stock is tradeable, or Section 162(m) of the Code or any successor provisions.

       SECTION 8. Compliance With Other Laws and Regulations. This Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in Sections 6(1) and 6(m) of this Plan shall be subject to any shareholder action required by Delaware corporate law.

       SECTION 9. Purchase for Investment. Unless the options and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person exercising an option under this Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

       SECTION 10. Taxes.
                   -----

            (a)   The   Company   may  make  such  provisions  as  it  may  deem
       appropriate for the withholding of any taxes which it determines is required in connection with any options granted under this Plan.

            (b) Notwithstanding the terms of paragraph (a), any Optionee may pay all or any portion of the taxes required to be withheld by the Company or paid by him in connection with the exercise of a Nonqualified Option by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Section 6(b), equal to the amount required to be withheld or paid; provided that such tax withholding or stock delivery right was specifically pre-approved by the Committee as a feature of the option or is otherwise approved in accordance with Rule 16b-3, if applicable. An Optionee must make the foregoing election on or before the date that the amount of tax to be withheld is determined. All such elections are irrevocable and subject to disapproval by the Committee.

       SECTION 11. Replacement of Options. The Committee from time to time may permit an Optionee under this Plan to surrender for cancellation any unexercised outstanding option and receive from the Company in exchange an option for such number of shares of Common Stock as may be designated by the Committee. The Committee may, with the consent of the person entitled to exercise any outstanding option, amend such option.

       SECTION 12. No Right to Employment or Service. Optionees shall be considered to be in the employment of the Company or its Affiliates or in service on the Board or as a consultant so long as they remain employees or Directors or consultants of the Company or its Affiliates. Any questions as to whether and when there has been a termination of such employment or service on the Board or as a consultant and the cause of such termination shall be determined by the Committee, and its determination shall be final. Nothing contained herein or as a result of any option granted pursuant to this Plan shall be construed as conferring upon the Optionee the right to continue in the employ of the Company or its Affiliates or to continue to serve on the Board or as a consultant, nor shall anything contained herein be construed or interpreted to limit the "employment at will" relationship between the Optionee and the Company or its Affiliates. The option agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

       SECTION 13. Liability of Company. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to an Optionee or other persons as to:

            (a) The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

            (b) Any tax consequence expected, but not realized, by any Optionee or other person due to the exercise of any option granted hereunder.

       SECTION 14. Effectiveness and Expiration of Plan. This Plan shall be effective on the date of its approval and adoption by the Board. If the shareholders of the Company fail to approve this Plan within twelve months of the date of the Board adoption, this Plan shall terminate and all options previously granted under this Plan shall become void and of no effect. This Plan shall expire ten years after the date the Board adopts this Plan and thereafter no option shall be granted pursuant to this Plan.

       SECTION 15. Non-Exclusivity of this Plan. Neither the adoption by the Board nor the submission for approval of this Plan to the shareholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

       SECTION 16. Governing Law. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law. The Plan is intended to comply with Rule 16b-3 under the Exchange Act. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

               RESOLUTIONS OF THE BOARD OF DIRECTORS OF KSW, INC.

2007 Stock Option Plan
----------------------

       WHEREAS, the Board of Directors of KSW, Inc. ( the "Board") hereby determines, in the good-faith exercise of its reasonable business judgment, that it is advisable and in the best interest of KSW, Inc. (the "Company") and its stockholders for the Company to adopt and implement a stock option plan covering the employees, consultants and directors of the Company.

       NOW, THEREFORE, BE IT RESOLVED, that the form, terms and provisions of the KSW, Inc. 2007 Stock Option Plan (the "Stock Option Plan") covering the employees, consultants and di rectors of the Company, a draft of which has been delivered to and reviewed by the Board, be, and hereby are, authorized, approved, and adopted in all respects; and further

       RESOLVED, that the officers of the Company, or any one of them, be and hereby are authorized, empowered and directed to execute and deliver, for and in the name of and on behalf of the Company, the Stock Option Plan substantially in the form approved, with such changes therein as the officer executing the same shall approve, such approval and delivery to conclusively evidence such approval; and that the Company is hereby authorized to perform in full its obligations thereunder; and further

       RESOLVED, that 300,000 shares of common stock of the Company are hereby reserved for issuance pursuant to the awards to be granted under the Stock Option Plan; and further

       RESOLVED, that the action of the Board effected and evidenced hereby and set forth in the preceding resolutions regarding the Stock Option Plan is hereby expressly made subject to approval of the Stock Option Plan by the holders of a majority of the outstanding shares of common stock of the Company within twelve months of the adoption date hereof; and further

       RESOLVED, that the Compensation Committee is designated to administer the Stock Option Plan.

Date: May 8, 2007

                                                       /s/ Floyd Warkol
                                                       -------------------------
                                                       Floyd Warkol

DIRECTORS' CONSENT                                     /s/ Stanley kreitman
                                                       -------------------------
                                                       Stanley kreitman

                                                       /s/ Innis O'Rourke
                                                       -------------------------
                                                       Innis O'Rourke

                                                       /s/ John Cavanagh
                                                       -------------------------
                                                       John Cavanagh

                                                       /s/ Warren O. Kogan
                                                       -------------------------
                                                       Warren O. Kogan

                                                 ANNUAL MEETING OF SHAREHOLDERS OF

                                                             KSW, INC.

                                                            May 6, 2008

                                                     Please date, sign and mail
                                                       your proxy card in the
                                                     envelope provided as soon
                                                            as possible.

                               Please detach along perforated line and mail in the envelope provided.

  20230303000000000000 8                                                                                                    050608
----------------------------------------------------------------------------------------------------------------------------------
               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
----------------------------------------------------------------------------------------------------------------------------------

1.  ELECTION OF DIRECTORS: A vote for election of
    the following nominees.                                                                                   FOR AGAINST ABSTAIN
                                                     2. Proposal to ratify  the  selection of  J.H. Cohn,     [ ]   [ ]     [ ]
                              NOMINEES:                 LLP  by  the  Audit  Committee  of the  Board  of
[ ] FOR ALL NOMINEES          O Stanley Kreitman        Directors as the  Company's  independent auditors
                              O John Cavanagh           for the fiscal year ending December 31, 2008.

[ ] WITHHOLD AUTHORITY                               3. Proposal to ratify the adoption of the 2007 stock     [ ]   [ ]     [ ]
    FOR ALL NOMINEES                                    option plan of KSW, Inc. adopted by the  Board of
                                                        Directors on May 08, 2007.

[ ] FOR ALL EXCEPT                                   4. In their discretion, the proxies are   authorized     [ ]   [ ]     [ ]
    (See instructions below)                            to vote upon such other business as may properly
                                                        come before the meeting.

                                                     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE   MANNER  DIRECTED
                                                     HEREIN  BY  THE  UNDERSIGNED SHAREHOLDER. IF  NO  DIRECTION  IS  MADE, THIS
                                                     PROXY WILL BE VOTED FOR ALL PROPOSALS.

INSTRUCTION: To  withhold  authority  to vote for    PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
------------ any individual nominee(s), mark "FOR       ENCLOSED ENVELOPE.
             ALL EXCEPT"  and fill in  the circle
             next  to  each  nominee  you wish to
             withhold, as shown here:
-------------------------------------------------










-------------------------------------------------
To  change  the  address  on  you r account,
please check the  box at  right and indicate
your new address in the address space above.  [ ]
Please note  that changes to the  registered
name(s) on the  account may not be submitted
via this method.
-------------------------------------------------

Signature of Shareholder                  Date:           Signature of Shareholder                  Date:
                        -----------------      ----------                         -----------------      ----------

    Note: Please sign exactly as your name or names  appear on  this Proxy. When shares are held jointly,  each  holder  should sign. When  signing as executor, administrator, attorney,  trustee or guardian,  please  give full title as such.  If the signer is a  corporation, please sign full corporate name by duly authorized officer, giving full title as  such.
          If signer  is  a  partnership,  please  sign  in  partnership  name by authorized person.

PROXY

                                    KSW, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                   May 6, 2008

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned, having duly received the Notice of Annual Meeting and Proxy Statement of KSW, Inc., dated April 3, 2008, hereby appoints James F. Oliviero and Richard W. Lucas (each with full power to act alone and with power of substitution and revocation), to represent the undersigned and to vote, as designated on the reverse side, all shares of common stock of KSW, Inc., par value $.001, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of KSW, Inc. to be held at 2:00 p.m. on Tuesday, May 6, 2008 at The Crowne Plaza Hotel, LaGuardia Airport, Queens, New York and at any adjournment or adjournments thereof.

                 (To Be Continued And Signed On The Other Side.)

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